Rule 497(d)

                                     FT 615

                        International Portfolio, Series 2

                Supplement to the Prospectus dated April 11, 2002

     Notwithstanding anything to the contrary in the Prospectus, all shares of Koninklijke Ahold NV (Ticker: AHO) have been removed from the portfolio of the above referenced Series for certain of the reasons enumerated in the section entitled "Removing Securities from a Trust" in the Prospectus.

March 3, 2003